EXHIBIT 10.2

[***] - Indicates information excluded from this exhibit because it is not material and is the type that the registrant treats as private or confidential.

FINAL PROMISE TO PURCHASE

1.	IDENTIFICATION OF THE PARTIES AND THE REAL ESTATE AGENCY (The PURCHASER and the VENDOR hereinafter collectively referred to as the Parties)

	1.1	9409-4927 Quebec Inc., represented by [***], duly authorized as he so declares, having a place of business at [***] [***] «hereinafter called the PURCHASER»

1.2

LOOP CANADA INC., represented by DANIEL SOLOMITA, president, duly authorized as he so declares, having a place of business at 480 Fernand-Poitras, Terrebonne, QC J6Y 1Y4, [***] telephone: [***] « hereinafter called the VENDOR »

1.3

NAI Terramont Commercial, Real Estate Agency, permit [***], having its head office at [***], telephone: [***], fax: [***], represented by [***] Commercial-Real Estate Broker, ([***]) permit [***], [***] and [***], Commercial-Real Estate Broker ([***]) permit [***], [***] and [***] Commercial-Real Estate Broker, permit [***], [***] « hereinafter called NAI »

2.	OBJECT OF THE CONTRACT, hereinafter called the Promise to Purchase

	2.1	The PURCHASER hereby promises to purchase through the intermediary of NAI the IMMOVABLE described hereinafter, at the price and under the conditions stated below:

	2.2	ADDRESS: 7000, boulevard Raoul-Duchesne, Bécancour (Qc) G9H 4X6

2.3

The vacant property is designated as lot number 6 459 140, Cadastre of Quebec, Registration Division of Nicolet (Nicolet 2) for an area of TEN MILLION THREE HUNDRED THIRTY-THREE THOUSAND EIGHT HUNDRED THIRTY EIGHT (10,333,838) square feet, more or less, as described in pink color in Annex «A» below « hereinafter called the IMMOVABLE »

3.	PRICE AND TERMS OF PAYMENT

	3.1	The purchase price shall be TWELVE MILLION DOLLARS ($12,000,000) which the PURCHASER agrees to pay as follows:

3.2

DEPOSIT: FIVE (5) days after the acceptance of this Promise to Purchase, the PURCHASER shall remit to its notary or legal counsel, in trust, subsequently called the trustee, as a deposit on the sale price to be paid, by wire transfer the sum of ONE HUNDRED THOUSAND DOLLARS ($100,000)

	3.3	Upon acceptance of this promise to purchase, the PURCHASER will provide the VENDOR with bank proof of the funds available for the purchase.

3.4

Following the acceptance of this Promise to Purchase, the trustee shall deposit the amount received into a trust account until the signing of the deed of sale, whereupon that sum shall be applied against the purchase price. Should this Promise to Purchase become null and void the trustee shall immediately refund the deposit to the PURCHASER without interest. Otherwise, the trustee may use that deposit only in accordance with this Promise to Purchase.

3.5

Upon execution of a valid deed of sale before the PURCHASER'S notary within THIRTY (30) days of the fulfillment of all the conditions of this Promise to Purchase, the PURCHASER will pay, by wire transfer payable to the order of the acting notary or legal counsel, in trust, an additional sum of ELEVEN MILLION NINE HUNDRED THOUSAND DOLLARS ($11,900,000).

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4.	OBLIGATIONS, DECLARATIONS AND OTHER CONDITIONS

4.1

OWNERSHIP DOCUMENTS On Closing, the title to the Immovable shall be free of all financial encumbrances granted by the Vendor but subject to all other encumbrances existing on title on the date of this Promise to Purchase and other real rights including the servitudes for the purpose of supplying public utilities to the property described herein; PURCHASER is responsible for verifying and satisfying itself as to title during the due diligence period mentioned below.

	4.2	DECLARATIONS BY THE VENDOR

4.2.1

Subject to the representations and warranties of the Vendor contained herein, the Immovable being sold and purchased on "as is, where is" basis, at the Purchaser's own and entire risk and peril from a non-professional vendor, and without any representation or warranty, legal or conventional, including any representations or warranties in connection with the description, physical condition, financial matters, compliance with laws, by-laws and regulations, merchantability, availability of public utilities and services, fitness or suitability for occupancy or any intended use, potential for any development or redevelopment, state of repair, state of function, quantity or quality of or relating to the Immovable, and without any warranty as to rights of passage, servitudes, environmental matters or otherwise; the environmental state of the Immovable including the nature of the soils and the presence or not of contaminants in the soils, the underground water, the level of compaction of the soils and any migration of contaminants outside the battery limit of the Immovable. All warranties, express or implied, provided for by the Civil Code of Quebec (the "CCQ") are hereby waived by the Purchaser, to the maximum extent permitted by law. For greater certainty and without limiting the generality of the foregoing, the parties hereby agree to exclude altogether the effect of the legal warranty provided for by Article 1716 of the CCQ and acknowledge and agree that the Purchaser, except to the extent specifically set forth in this Agreement, is purchasing the Immovable at its own risk within the meaning of Article 1733 of the CCQ and that the Vendor is not a professional seller.

In entering into this Promise to Purchaser, the Purchaser has relied and will continue to rely entirely and solely upon its own inspections and investigations with respect to the Immovable, including the physical and environmental condition of the Immovable and the review of the information and documents provided by the Vendor, and the Purchaser acknowledges it is not relying on any information furnished by the Vendor or any other person on behalf of or at the direction of the Vendor in connection therewith.

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All information and documents provided by or on behalf of the Vendor pursuant to this Promis to Purchase have been made available, or will be made available, as the case may be, without any representations or warranties whatsoever and the Purchaser shall be solely responsible for satisfying itself with respect to such documents and other information and the contents and status thereof without reliance of any kind upon the Vendor or its representatives.

	4.2.2	The VENDOR hereby declares that the IMMOVABLE is not part of a housing complex within the meaning of the Act respecting the Tribunal du Logement.

	4.2.3	The VENDOR hereby declares that the IMMOVABLE is not subject to the Act Respecting the Preservation of Agricultural Land and Agricultural Activities.

4.2.4

The VENDOR shall establish by declaration in the deed of sale or by affidavit that, for federal and provincial tax purposes, it is a Canadian resident. Failing this, there shall be compliance with certification or withholding requirements of a portion of the sale price, as stipulated under the tax laws.

4.2.5

The VENDOR hereby declares that the IMMOVABLE is not the object of an option to purchase by any third party, a right of first refusal, a first Promise to Purchase or any other convention under which terms the sale of the IMMOVABLE to the PURCHASER will constitute a defect.

4.3

COSTS RELATING TO REPAYMENT AND CANCELLATION The cost of the deed of sale, transfer tax, registration and copies, shall be borne by the PURCHASER. Charges relating to the discharge of existing mortgages, if any, shall be borne by the VENDOR.

4.4	LANGUAGE

4.4.1

The Parties hereto have expressly agreed that this Promise to Purchase as well as all other documents relating thereto be drawn up only in English. Les parties ont expressement convenu que cette Promesse d'Achat de merne que tous les documents s'y rattachant soient rediges en anglais seulement.

4.5

OWNERSHIP The PURCHASER shall take vacant possession of the IMMOVABLE on the date of execution of the deed of sale, it shall be in the same physical condition that it was when the PURCHASER signed this Promise to Purchase

	4.5.1	TAKING OVER THE RISKS The VENDOR shall remain liable for all losses related to the IMMOVABLE prior to the date one of the deed of sale.

4.6	ADJUSTMENTS All adjustments pertaining to the sale of the IMMOVABLE are to be made on the date of the signature of the deed of sale.

4.7

DEFECT OR IRREGULARITY: Should the parties be notified, before the expiry of the delay in Section 4.9.1, of any defect or irregularity whatsoever affecting the titles, or in the case of non-conformity with any guarantee of the VENDOR contained herein, the VENDOR shall, within twenty-one (21) days following receipt of a written notice to that effect, notify the PURCHASER, in writing, that it has remedied that defect or irregularity at its expenses or that it will not remedy it. In the latter eventuality, the PURCHASER may, within a period of five (5) days following receipt of such notice, notify the VENDOR, in writing: a) that it is purchasing with the alleged defects or irregularities, in which case the VENDOR's guarantee shall be reduced accordingly, or b) that it renders this Promise to Purchase null and void, in which case the fees, expenses and costs reasonably incurred until then by any of the parties shall be borne by the VENDOR. Where the PURCHASER has not availed himself of the provisions of paragraphs a) or b) above within the period stipulated, this Promise to Purchase shall become null and void, in which case each party shall bear the fees, expenses and costs incurred by them respectively.

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4.8

TAXES In the event that this sale is taxable under the conditions of the Excise Tax Act and the Act Respecting the Quebec Sales Tax, the PURCHASER shall be registered for the purposes of the GST and QST, the VENDOR shall be exempted from collecting the GST and QST, as the PURCHASER must self-assess the amount of such taxes to the complete exoneration of the Vendor. Accordingly, although this sale is taxable, the PURCHASER need not pay and the VENDOR need not collect from the PURCHASER any GST or QST amount, in accordance with paragraph 221 (2)b of the Excise Tax Act and Article 423 of the Act Respecting the Quebec Sales Tax. The PURCHASER remains solely liable for payment of the GST and QST to the Agence du Revenu du Quebec and any other tax authorities.

4.9	DUE DILIGENCE

	4.9.1	The PURCHASER shall have a delay of SIXTY (60) days following acceptance of this Promise to Purchase to carry out the following inspections and verifications (the "Due Diligence"):

1)	To inspect or to have the IMMOVABLE inspected at its own costs;

2)	To verify the statement of expenses;

3)	To verify all environmental report and all reports in its possession including the Impact Study Report from SNC-Lavalin showing the wetlands, ditches and flood risk areas;

[***]:

4)	Verify or have experts verify title and all other reports in the possession of the Vendor;

The PURCHASER will have the right, following the above mentioned inspections and verifications, to withdraw from said Promise to Purchase to its entire and absolute discretion, without any possible recourse in damages in favor of the VENDOR against the PURCHASER, by sending a written notice to the VENDOR or NAI by e-mail prior to the expiration of the prescribed delay hereinabove mentioned and therefore the present Promise to Purchase will be null and void and the deposit returned to the PURCHASER in accordance with the provisions of the Promise to Purchase. If the PURCHASER does not advise the VENDOR in the prescribed delay with the appropriate notice, will be considered to be satisfied with the results of his inspections and verifications and the parties will be legally bound by the present Promise to Purchase and will proceed to the execution of the deed of sale on the closing date;

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4.10	OTHER CONDITIONS

4.10.1

VENDOR shall remit all the documents, to the extent in its possession, to the PURCHASER seven (7) days after the acceptance of this Promise to Purchase including; a) All environmental reports; b) any Certificate of Location; c) Executive Title Opinion; d) Land plan; e) and all reports in its possession issued by various governmental authorities;

4.10.2

VENDOR shall give PURCHASER access to the IMMOVABLE immediately after acceptance of this Promise to Purchase. The Purchaser shall repair any damage to the Immovable or to the Vendor caused by or attributable to any inspection, test or audit performed by the Purchaser or its representatives in connection with its Due Diligence. Notwithstanding anything to the contrary stated herein, the obligations of the Purchaser pursuant to this Section 4.9.2 constitute legally binding obligations of the Purchaser and shall survive any termination of this Promise to Purchase. The Purchaser shall indemnify the Vendor and hold the Vendor harmless from and against any and all costs or damages which the Vendor may suffer arising from any inspection, test or audit performed by the Purchaser or any person conducting any Due Diligence on the Purchaser's behalf attributable to the Purchaser's Due Diligence.

	4.10.3	ANNEXES The annexes stated hereinafter form an integral part of this Promise to Purchase and they must bear the Parties initials.

	4.10.4	AMENDMENTS This Promise to Purchase shall not be amended or modified except by another written document duly signed by all the Parties.

4.10.5

NO RIGHT TO TRANSFER Neither of the Parties may, in any manner whatsoever, assign, transfer or convey its rights in this Promise to Purchase to any third party, without the prior written consent of the other Party.

	4.10.6	CURRENCY The currency for purposes of this Promise to Purchase shall be in Canadian Funds.

	4.10.7	GOVERNING LAW This Promise to Purchase and the performance thereof are governed by the Laws of Quebec.

4.10.8

COUNTERPARTS Each counterpart of this Promise to Purchase shall be considered to be an original when duly initialled and signed by all the Parties, it being understood, however, that all of these counterparts shall constitute one and the same Promise to Purchase.

	4.10.9	SUCCESSORS This Promise to Purchase shall bind the Parties hereto as well as their respective successors, heirs and assigns.

	4.10.10	JOINT AND SEVERAL LIABILITY Whenever one of the Parties is constituted of two or more persons, these persons shall be jointly and severally liable towards the other party.

4.10.11

CALCULATING TIME PERIODS In calculating any time periods under this Promise to Purchase: a) the first day of the period shall not be taken into account, but the last one shall; b) the non-juridical days, i.e. Saturdays, Sundays and public holidays, shall be taken into account; and c) whenever the last day is a non-juridical day, the period shall be extended to the next juridical day.

4.10.12

OTHER PROMISES TO PURCHASE: After the execution deed of sale, the VENDOR will submit the list of potential buyers and their contact information that he currently has on the IMMOVABLE after having obtained their authorization.  Since the VENDOR has signed an NDA with the potential buyers, he needs the authorization from those contacts before to share this information.

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5.	INTERPRETATION

5.1

Unless the context indicates otherwise, the masculine form includes the feminine form and vice versa, and the singular includes the plural and vice versa. When the PURCHASER is an individual the use of "it" or "its" shall be considered as "he" or "his", "him", etc., as the case may be.

	5.2	The headings in the Promise to Purchase have been inserted solely for ease of reference and shall not modify, in any manner whatsoever, the meaning or scope of the provisions hereof.

6.	CONDITIONS OF ACCEPTANCE AND SIGNATURES

	6.1	Upon acceptance by both parties, this Promise to Purchase shall be deemed to be a contract legally binding upon the parties thereto.

	6.2	Any declaration by the VENDOR concerning the IMMOVABLE made prior to the transaction proposal forms an integral part of the transaction.

	6.3	It is understood that the exchange of duly signed documents by fax or e-mail shall be valid and shall legally bind the parties thereto.

6.4

The present Promise to Purchase is irrevocable until FIVE PM (5H:00 PM) hours, on June 20, 2022. If not accepted within this time, it shall become null and void and PURCHASER's deposit shall be reimbursed to him forthwith.

The present Promise to Purchase shall not be registered against the property, under pain of becoming null and void.

PURCHASER acknowledges having read and understood this PROMISE TO PURCHASE and having received copy thereof

Signed in Boisbriand 15 day of JUNE, 2022, [***] hours.

9409-4927 QUEBEC INC.

/s/ [***]
[***] duly authorized

/s/ [***]
WITNESS

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7.	VENDOR'S ACCEPTANCE: We, the undersigned, being duly authorized to do so, hereby undertake to sell the said IMMOVABLE property at the price and conditions herein mentioned and undertake to pay to NAI the agreed upon commission as described in the " ENTENTE DE COMMISSION ", plus applicable taxes. Consequently, we irrevocably instruct the acting notary or legal cousel to retain and pay such commission from the proceeds of the sale, directly to NAI on our behalf, at the signing of the deed of sale.

The undersigned VENDOR

X Accepts this Final Promise to Purchase

_________________ Submits the attached Counter-Proposal

_________________ Refuses this Final Promise to Purchase

VENDOR acknowledges having read and understood this FINAL PROMISE TO PURCHASE and having received copy thereof.

Signed in Terrebonne, this 15 day of JUNE 2022, at [***] hours.

LOOP CANADA INC.

/s/ Daniel Solomita
DANIEL SOLOMITA authorized person

/s/ [***]
WITNESS

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